Exhibit 99.2

Forest & Sabine Transaction Structure Update

July 2014

Old Transaction Structure

Combination


MGMT
Funds
Public Shareholders
Sabine Investor Holdings LLC
Forest Oil Corporation
(2)
New Forest Oil Inc.
Sabine Oil & Gas Holdings LLC
Forest Oil Merger Sub Inc.
(1)
Sabine Oil & Gas Holdings II LLC
Sabine Oil & Gas LLC

1) Forest Oil Merger Sub Inc. is merged with and into Forest Oil, with Forest oil surviving as a wholly owned subsidiary of New Forest Oil Inc.
2) Sabine Investor Holdings LLC contributes stock / interests in Sabine Oil & Gas Holdings LLC and related First Reserve holding companies to New Forest Oil Inc. in exchange for shares of New Forest Oil Inc.
3) (1) and (2), together, are intended to qualify as a tax-free incorporation under Section 351

Note: Diagram excludes intermediate First Reserve holding companies.

Consolidation


Public Shareholders
FRC & Sabine Management
Sabine Oil & Gas Corporation ("SABO") (formerly New Forest Oil Inc.)
Sabine Oil & Gas Holdings LLC
Sabine Oil & Gas Holdings II LLC
(4)
Forest Oil Corporation
Forest's existing 7.25% Senior Notes due 2019
Forest's existing 7.50% Senior Notes due 2020
Sabine Oil & Gas LLC
Sabine's existing 2nd Lien Term Loan Due 2018
Sabine's existing 9.75% Senior Notes due 2017

4) SOGH II and Sabine O&G will be **merged** with and into Forest Oil Corporation, with Forest Oil Corporation surviving

Post Closing Date Structure


Public Shareholders
FRC & Sabine Management
Sabine Oil & Gas Corporation ("SABO") (formerly New Forest Oil Inc.)
Sabine Oil & Gas Holdings LLC (former holdco of Sabine Oil & Gas LLC)
Forest Oil Corporation
(5)
New $1,000 MM Borrowing Base Revolving Credit Facility
$578 MM Forest 2019 Notes(6)
$222 MM Forest 2020 Notes(6)
$650 MM Sabine 2nd Lien Term Loan
$350 MM Sabine 2017 Notes
Forest and Sabine Subsidiaries(7) / Assets

5) Assumes only existing revolvers are replaced on closing date
6) Change of Control tripped; put right exists; backstop financing commitments are in place for put
7) Guarantors of Forest Oil Corporation debt, subject to certain exceptions

FOREST OIL CORPORATION 1

New Transaction Structure

Combination



Public Shareholders
Sabine Investor Holdings LLC
FR XI Onshore AIV, LLC
(1)
Forest Oil Corporation
• Forest's existing 7.25% Senior Notes due 2019
• Forest's existing 7.50% Senior Notes due 2020
Sabine Oil & Gas Holdings LLC
Sabine Oil & Gas Holdings II LLC
Sabine Oil & Gas LLC
• Sabine's existing 2nd Lien Term Loan Due 2018
• Sabine's existing 9.75% Senior Notes due 2017

1) FR XI Onshore AIV, LLC and Sabine Investor Holdings LLC contribute stock / interests in Sabine Oil & Gas Holdings LLC and related First Reserve holding companies to Forest Oil Corporation in exchange for high vote preferred stock and common stock

Note: Diagram excludes intermediate First Reserve holding companies.

Consolidation



Public Shareholders
FRC and Sabine Management
Forest Oil Corporation
(2)
Sabine Oil & Gas Holdings LLC
Sabine Oil & Gas Holdings II LLC
Sabine Oil & Gas LLC

2) Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, and Sabine Oil & Gas LLC are merged with and into Forest Oil Corporation, with Forest Oil Corporation Surviving, to accomplish preferred financing structure
3) These mergers are ignored for federal income tax purposes because Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, and Sabine Oil & Gas LLC are treated as disregarded entities for federal income tax purposes

Post Closing Date Structure



Public Shareholders
FRC and Sabine Management
Forest Oil Corporation (expected to be re-named Sabine Oil & Gas Corporation)
(4)
• New $1,000 MM Borrowing Base Revolving Credit Facility
• $578 MM Forest 2019 Notes(5)
• $222 MM Forest 2020 Notes(5)
• $650 MM Sabine 2nd Lien Term Loan
• $350 MM Sabine 2017 Notes
Forest and Sabine Subsidiaries(6) / Assets

4) Assumes only existing revolvers are replaced on closing date
5) Change of Control tripped; put right exists; backstop financing commitments are in place for put
6) Guarantors of Forest Oil Corporation debt, subject to certain exceptions

FOREST OIL CORPORATION 2